EXHIBIT 32.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with this Annual Report of China HGS Real Estate Inc. (the “Company”) on Form 10-K for the year ending September 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Xiaojun Zhu, Chief Executive Officer and Chief Financial and Accounting Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1.      This Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.      The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of China HGS Real Estate Inc.

Date: December 23, 2011

By:	/s/ Xiaojun Zhu
Xiaojun Zhu
Chief Executive Officer
Chief Financial Officer
Principal Executive and Accounting Office